Filed Pursuant to Rule 497(e)
File No. 333-215588; 811-23226
SWAN HEDGED EQUITY US LARGE CAP ETF (HEGD)
(the “Fund”)

June 28, 2024

Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated March 31, 2024, as supplemented

THIS SUPPLEMENT CONTAINS IMPORTANT INFORMATION ABOUT CHANGES TO THE FUND’S INVESTMENT POLICIES EFFECTIVE JUNE 28, 2024

The Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”) has approved a change to the Fund’s classification from a “non-diversified” fund to a “diversified” fund for purposes of Section 5(b)(1) of the Investment Company Act of 1940, as amended.

Accordingly, the following sentence is deleted from the “Principal Investment Strategies” section in the Summary Prospectus and Prospectus:

The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

In addition, each reference to, and each corresponding description of, Non-Diversification Risk in the Fund’s Summary Prospectus and Prospectus is deleted in its entirety. The sub-section titled “Non-Diversification” under the “Additional Information About Investment Objectives, Policies, And Related Risks” section of the SAI is also deleted in its entirety and replaced with:

Diversification

The Fund is “diversified” within the meaning of the 1940 Act. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer, other than investments in cash and cash items (including receivables), U.S. government securities, and securities of other investment companies. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in fewer issuers.

In addition, the following Board-approved diversification policy for the Fund is added as the Fund’s seventh fundamental policy under “Investment Restrictions” in the SAI:

7.With respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.*

Please retain this Supplement with your Summary Prospectus,
Prospectus, and SAI for future reference.